PROMISSORY NOTE EXTENSION AGREEMENT

THIS PROMISSORY NOTE EXTENSION AGREEMENT (the "Agreement") is made and entered into effective as of July 5, 2007 by and among **NOVORI INC.**, a Delaware corporation (the "Borrower"), having an address of 5450 – 152nd Street, Suite 105, Surrey, British Columbia, Canada, and **689719 B.C. LTD.**, a British Columbia corporation (the "Lender"), having an address of 125A – 1030 Denman Street, Vancouver, British Columbia, Canada.

WHEREAS:

A. Borrower and Lender are parties to a Promissory Note dated May 1, 2006, in the original principal amount of $10,000.00 (the "Note");

B. The Note was to mature on July 5, 2007, and the parties hereto have entered into this Agreement for purposes of extending the maturity date of the Note.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Principal Balance. The outstanding principal amount due under the Note is currently $10,000.00. In addition, interest has accrued and continues to accrue under the terms of the Note until the Due Date, as amended hereby.

2. Due Date. The Due Date as defined in the Note is hereby extended to July 5, 2008, on which date all principal and interest remaining outstanding shall be paid in full without further notice or demand.

3. Miscellaneous. Borrower covenants and agrees with Lender that it has no defenses to the payment of the Note and the performance of Borrower's obligations hereunder. Except as expressly modified herein, all other terms and provisions of the Note shall remain in full force and effect.

4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

IN WITNESS WHEREOF the Borrower and the Lender have duly executed and delivered this Agreement as of the day and year first above written notwithstanding its actual date of execution.

NOVORI INC.

Per: [signature]

Authorized Signatory

689719 B.C. LTD.

Per: [signature]

Authorized Signatory